SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 11, 2001

Equity One, Inc.
--------------------------------------------------------------------------------
(Exact Name of Registrant as Specified in Its Charter)

Maryland
--------------------------------------------------------------------------------
(State or Other Jurisdiction of Incorporation)

001-13499 52-1794271
--------------------------------------------------------------------------------
(Commission File Number) (IRS Employer Identification No.)

1696 NE Miami Gardens Drive, North Miami Beach, FL 33179
--------------------------------------------------------------------------------
(Address of Principal Executive Offices) (Zip Code)

(305) 947-1664
--------------------------------------------------------------------------------
(Registrant's Telephone Number, Including Area Code)

N/A
--------------------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

ITEM 9. REGULATION FD DISCLOSURE

The purpose of this Form 8-K is to furnish Supplemental Information for the period ended March 31, 2001. A copy is furnished with this Form 8-K as Exhibit 99.1 and is incorporated by reference.
-------------------------------------------------------------------------------

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

99.1 Supplemental Information for the period ending March 31, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY ONE, INC.

Dated: April 26, 2001 By: /s/ Chaim Katzman
--------------------------------------
Name: Chaim Katzman
Title: Chairman and Chief Executive Officer